                                                                   EXHIBIT 10.48

                            STOCK PURCHASE AGREEMENT
                            ------------------------


IMPCO Technologies, Inc.
16804 Gridley Place
Cerritos, California 90703


Ladies & Gentlemen:

     The undersigned, ___________________ (the "Investor"), hereby confirms its agreement with you as follows:

     1. This Stock Purchase Agreement (the "Agreement") is made effective as of ________________, 2002 between IMPCO Technologies, Inc., a Delaware corporation (the "Company"), and the Investor.

     2. The Company is offering up to 2,500,000 shares (the "Shares") of common stock of the Company, $0.001 par value per share (the "Common Stock"), subject to adjustment by the Company's Board of Directors, to certain investors in a private placement (the "Offering").

     3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor _______ Shares, for a purchase price of $______ per share, or an aggregate purchase price of $_____, pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Certificates representing the Shares purchased by the Investor will be registered in the Investor's name and address as set forth below or such nominee as the Investor shall designate below (in accordance with Annex I).

     4. The Investor is not an affiliate or associate (in each case, as defined in Rule 405 under the Securities Act) of any purchaser of the Company's common stock named as a selling stockholder in the Company's prospectus dated February 15, 2002, filed in connection with the Company's private placement completed on January 11, 2002.

     5. This Agreement may be executed in one or more counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument and all of which together shall constitute one and the same instrument.

     Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

____________________________________    Address:________________________________
"INVESTOR"
                                                ________________________________

                                       email:___________________________________

By:_________________________________   Tax ID No.:______________________________

Print Name:_________________________   Contact Name:____________________________

Title:______________________________   Telephone:_______________________________

                                       _________________________________________
                                       Name in which shares should be registered
                                       (if different from above)

AGREED AND ACCEPTED:
-------------------

IMPCO TECHNOLOGIES, INC.


By:_________________________
   W. Brian Olson
   Chief Financial Officer



Date:_________________, 2002





















                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

                                     ANNEX I

                   TERMS AND CONDITIONS FOR PURCHASE OF SHARES

     1. Authorization and Sale of the Shares. Subject to the terms and
        ------------------------------------
conditions of the Stock Purchase Agreement attached hereto (the "Agreement"), IMPCO Technologies, Inc., a Delaware corporation (the "Company") is offering up to 2,500,000 shares of its Common Stock, $.001 par value (the "Shares). The Company reserves the right to increase or decrease the number of Shares it is offering. Capitalized terms not otherwise defined herein shall have the meaning given to them in the Agreement.

     2. Agreement to Sell and Purchase the Shares; Subscription Date.
        ------------------------------------------------------------

     2.1 At the Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Shares set forth on the signature page hereto at the purchase price set forth on such signature page.

     2.2 The Company is entering into this same form of Stock Purchase Agreement with certain other investors (the "Other Investors") effective as of the date hereof (the "Subscription Date") and expects to complete sales of Shares to them. (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the "Investors," and this Agreement and the Stock Purchase Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the "Agreements.")

     3. Delivery of the Shares at Closing.
        ---------------------------------

     3.1 The completion of the purchase and sale of the Shares (the "Closing") shall occur (the "Closing Date") on the third business day after the Subscription Date (or upon such earlier date as the Company and the Investors shall agree), at the offices of the Company's counsel. At the Closing, the Company shall deliver to the Investor one or more stock certificates representing the number of Shares set forth on the signature page hereto, each such certificate to be registered in the name of the Investor or a nominee designated in writing by the Investor (it being understood that such designation shall not change the Investor's beneficial ownership (within the meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")).

     3.2 The Company's obligation to issue the Shares to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Shares being purchased hereunder as set forth on the signature page hereto; (b) completion of the purchases and sales under the Agreements with the Other Investors; and (c) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.

     3.3 The Investor's obligation to purchase the Shares shall be subject to the following conditions, any one or more of which may be waived by the
Investor: (a) receipt by the Investor of one or more stock certificates representing the number of Shares set forth on the signature page hereto; (b) receipt by the Investor of an opinion letter reasonably satisfactory to the Investor; (c) the accuracy of the representations and warranties made by the Company on the date hereof and as of the Closing Date and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing; (d) on the Closing Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by the Agreements; and (e) the Company shall have delivered to the Investors its certificate, dated the Closing Date, duly executed by its Chief Executive Officer to the effect set forth in clauses (c) and (d) above.

     3.4 In no event shall the aggregate number of shares of Common Stock sold or issuable to the Investors under the Agreements (including any Penalty Shares (as defined below) issuable to the Investors) exceed 19.99% of the outstanding voting power or outstanding shares of Common Stock of the Company as of the date of this Agreement (immediately prior to the issuance of the Shares).

     4. Representations, Warranties and Covenants of the Company. The Company
        --------------------------------------------------------
hereby represents and warrants to, and covenants with, the Investor, except as set forth in the Schedule of Exceptions, dated as of the date hereof (the "Schedule of Exceptions"), attached to this Agreement as Exhibit B (which
                                                         ---------
Schedule of Exceptions shall be deemed to be representations and warranties to the Investor), and except as otherwise set forth in the SEC Documents, as follows:

     4.1 Organization. The Company is duly organized and validly existing in
         ------------
good standing under the laws of the jurisdiction of its organization. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business, except where the failure to be so qualified would not have a material adverse effect upon the financial condition or business, operations, assets or prospects of the Company, and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. The Company has no subsidiaries (as such term is defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act")) other than those set forth in the Schedule of

Exceptions. The Company's ownership of the capital stock of each subsidiary is as set forth in the Schedule of Exceptions.

     4.2 Due Authorization. The Company has all requisite power and authority to
         -----------------
execute, deliver and perform its obligations under the Agreements, and the Agreements have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity or public policy (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     4.3 Non-Contravention. The execution and delivery of the Agreements, the
         -----------------
issuance and sale of the Shares to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with or without the giving of notice or the passage of time or both) under, (i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or its properties are bound, (ii) the charter, by-laws or other organizational documents of the Company, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or its properties, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, self-regulatory organization, stock exchange or market, or other governmental body in the United States is required for the execution and delivery of the Agreements and the valid issuance and sale of the Shares to be sold pursuant to the Agreements, other than such as have been made or obtained, and except for any filings required to be made under federal or state securities laws and under the rules and regulations of the Nasdaq Stock Market, Inc. ("Nasdaq").

     4.4 Reporting Status. The Company has filed in a timely manner all
         ----------------
documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement. The following documents complied in all material respects with the SEC's requirements as of their respective filing dates (or, if amended, as of the date of such amendment), and the information contained therein as of the date thereof (or, if amended, as of the date of such amendment) did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under where they were made not misleading, except to the extent that information contained in any such document has been revised or superseded by a later filed SEC Document (as defined below):

     (i) The Company's Annual Report on Form 10-K for the year ended April 30, 2001, including the exhibits thereto (the "Form 10-K"); and

     (ii) all other documents, including the exhibits thereto, filed by the Company with the SEC since April 30, 2001 pursuant to the reporting requirements of the Exchange Act through the date hereof (together with the Form 10-K, the "SEC Documents").

     4.5 Capitalization. As of the date hereof, the authorized capital stock of
         --------------
the Company consists of 100,500,000 shares of capital stock, of which 100,000,000 shares are designated Common Stock and 500,000 shares are designated preferred stock. As of April 18, 2002, there were approximately (i) 12,619,694 shares of Common Stock issued and outstanding, (ii) no shares of Preferred Stock issued and outstanding, (iii) 1,406,622 shares of Common Stock issuable upon exercise of outstanding stock options issued by the Company to employees, consultants and directors of the Company, (iv) an additional 39,502 shares of Common Stock available for issuance under the Company's stock incentive or similar plans, and (v) 300,000 shares of Common Stock reserved for issuance upon exercise of warrants issued by the Company. All outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable, free from any liens or any other encumbrances created by the Company with respect to the issuance and delivery thereof and not subject to preemptive rights. Other than as disclosed in the SEC Documents, except as set forth above, there are no outstanding rights, options, warrants, preemptive rights, rights of first refusal agreements, commitments or similar rights for the purchase or acquisition from the Company of any securities of the Company. The Shares to be sold pursuant to the Agreements have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements will be duly and validly issued, fully paid and nonassessable, free and clear of all pledges, liens, encumbrances and other restrictions (other than those arising under federal or state securities laws as a result of the private placement of the Shares to the Investors). No preemptive right, co-sale right, right of first refusal or other similar right exists with respect to the Shares or the issuance and sale thereof. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares. No holder of any of the securities of the Company has any rights ("demand," "piggyback" or otherwise), which rights have not been waived, to have such securities registered by reason of the intention to file, filing or effectiveness of a Registration Statement (as defined in Section 7.1 hereof).

     4.6 Legal Proceedings. There is no material legal or governmental
         -----------------
proceeding pending or, to the knowledge of the Company, threatened to which the Company, any subsidiary or any officer or director of the Company in his or her capacity as such officer or director is or may be a party or of which the business or property of the Company or any subsidiary is subject that is not disclosed in the SEC Documents. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body (including, without limitation, the SEC) pending or, to the knowledge of the Company, threatened against or affecting the Company or any subsidiary wherein an unfavorable decision, ruling or finding could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under the Agreements.

     4.7 No Violations. The Company is not (a) in violation of its charter,
         -------------
bylaws, or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would be reasonably likely to have a material adverse effect on the business, operations, assets or prospects or financial condition of the Company, or (b) in default (and there exists no condition which, with or without the passage of time or giving of notice or both, would constitute a default) in any material respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or by which the properties of the Company or any subsidiary are bound, in each case which would be reasonably likely to have a material adverse effect upon the business, operations, assets or prospects or financial condition of the Company and its subsidiaries, taken as a whole.

     4.8 Governmental Permits, Etc. The Company has all necessary franchises,
         -------------------------
licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company as currently conducted, except where the failure to so currently possess could not reasonably be expected to have a material adverse effect upon the business, operations, assets or prospects or financial condition of the Company.

     4.9 Intellectual Property. The Company and its subsidiaries own or possess
         ---------------------
sufficient rights to use all patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, "Intellectual Property") that are necessary for the conduct of the Company's business as a whole as now conducted except where the failure to currently own or possess such Intellectual Property would not have a material adverse effect on the financial condition or business of the Company and its subsidiaries, taken as a whole. Except as set forth in the SEC Documents, (i) neither the Company nor any subsidiary has received any notice of, or has any knowledge of, any infringement of asserted rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a material adverse effect on the financial condition or business, operations, assets or prospects of the Company and its subsidiaries, taken as a whole, and
(ii) neither the Company nor any subsidiary has received any notice of any infringement rights by a third party with respect to any Intellectual Property of the Company or any subsidiary that, individually or in the aggregate, would have a material adverse effect upon the business, operations, assets or prospects or financial condition of the Company and its subsidiaries, taken as a whole.

     4.10 Financial Statements. The consolidated financial statements of the
          --------------------
Company and the related notes thereto included in the SEC Documents present fairly, in accordance with the rules and regulations of the SEC, the financial position of the Company as of the dates indicated, and the results of its operations and cash flows for the periods therein specified. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except such adjustments as are described in the SEC Documents.

     4.11 No Material Adverse Change. Except as disclosed in the SEC Documents,
          --------------------------
press releases or in other "public disclosures" as such term is defined in
Section 101(e) of Regulation FD of the Exchange Act, since April 30, 2001 there has not been (i) any material adverse change in the financial condition, earnings or prospects of the Company or any subsidiary, nor has any material adverse event occurred to the Company or any subsidiary (it being understood that the Company has incurred operating losses), (ii) any obligation, direct or contingent, that is material to the Company and its subsidiaries, taken as a whole, incurred by the Company or any subsidiary, except obligations incurred in the ordinary course of business, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company or any subsidiary which has been sustained, in each case which has, or could reasonably be expected to have, a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries, taken as a whole. Except as disclosed in the SEC Documents, press releases or in other "public disclosures" as such term is defined in Section 101(e) of Regulation FD of the Exchange Act, since April 30, 2001, the Company has not (i) sold, assigned, transferred, abandoned, mortgaged, pledged or subjected to lien any of its material properties, tangible or intangible, or rights under any material contract, permit, license, franchise or other agreement or (ii) waived or cancelled any indebtedness or other obligations owed to the Company or any subsidiary.

     4.12 Nasdaq Listing. The Company's Common Stock is registered pursuant to
          --------------
Section 12(g) of the Exchange Act and is listed on the Nasdaq National Market, and the Company has taken, and upon the closing of the sale of the Shares pursuant to the Agreements, will have taken, no action designed to, or that will have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq National Market, nor to the Company's knowledge is Nasdaq currently contemplating terminating such listing. The Company and the Common Stock meet the criteria for continued listing and trading on the Nasdaq National Market as of the date hereof and will meet such criteria on the Closing Date. The Company will use its best efforts to maintain listing of the Common Stock, including the Shares, on the Nasdaq National Market.

     4.13 Listing of the Shares. On April 19, 2002, the Company filed an
          ---------------------
Additional Share Listing Notification Form with Nasdaq. The Company shall comply with all requirements of Nasdaq with respect to the issuance of the Shares and the listing thereof on the Nasdaq National Market, and the Company shall file such other applications and notices as may be required in connection with the listing of the Shares on the Nasdaq National Market. The Company shall provide evidence of such filings to the Investors. The Company will pay the listing fee for the Shares in accordance with applicable Nasdaq requirements.

     4.14 No Manipulation of Stock. The Company has not taken and will not, in
          ------------------------
violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

     4.15 S-3 Status. The Company meets the requirements for the use of Form S-3
          ----------
for the registration of the resale of the Shares by the Investors and will use its reasonable best efforts to maintain eligibility for the use of Form S-3 during the Registration Period (as defined in Section 7.1(c)).

     4.16 Insurance. The Company and its subsidiaries maintain and will continue
          ---------
to maintain insurance against loss or damage by fire or other casualty and such other insurance, including, but not limited to, product liability insurance, in such amounts and covering such risks as is reasonably adequate consistent with industry practice for the conduct of their business and the value of their properties.

     4.17 Tax Matters. The Company and its subsidiaries have filed all material
          -----------
federal, state and local income and franchise and other tax returns required to be filed and have paid all taxes due in accordance therewith, and no tax deficiency has been determined adversely to the Company or any subsidiary which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any subsidiary, would reasonably be expected to have) a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

     4.18 Investment Company. The Company is not an "investment company" within
          ------------------
the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the SEC thereunder.

     4.19 No Registration. Assuming the accuracy of the representations and
          ---------------
warranties made by, and compliance with the covenants of, the Investors in
Section 5 hereof, no registration of the Shares under the Securities Act is required in connection with the offer and sale of the Shares by the Company to the Investors as contemplated by the Agreements.

    4.20 Internal Accounting Controls. The Company maintains a system of
         ----------------------------
internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     4.21 Form D. The Company agrees to file one or more Forms D with respect to
          ------
the Shares on a timely basis as required under Regulation D under the Securities Act to claim the exemption provided by Rule 506 of Regulation D and to provide a copy thereof to the Investors and their counsel promptly after such filing.

     4.22 No Integration. The Company will not sell, offer to sell, solicit
          --------------
offers to buy or otherwise negotiate in respect of any "equity security" (as defined in the Exchange Act) that is or would be integrated with the sale of the Shares in a manner that would require the registration of the Shares under the Securities Act.

     4.23 Related Party Transactions. The Company has disclosed all transactions
          --------------------------
required to be disclosed by the Company under the Securities Act, the Exchange Act or the rules and regulations thereunder as currently in effect, between the Company or any subsidiary, on the one hand, and any of the Company's officers, directors or affiliates (as defined in Rule 405 under the Securities Act) or any family member thereof, on the other hand.

     5. Representations, Warranties and Covenants of the Investor.
        ---------------------------------------------------------

     5.1 The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act and the Investor has the knowledge, sophistication and experience necessary to make, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company or investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (ii) the Investor is acquiring the number of Shares set forth on the signature page hereto for its own account for investment only and with no present intention of distributing any of such Shares in violation of the Securities Act or any arrangement or understanding with any other persons regarding the distribution of such Shares; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor is the beneficial owner of the Shares purchased pursuant to this Agreement; (v) the Investor has filled in all requested information on the signature page hereto for use in preparation of the Registration Statement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; (vi) the Investor will notify the Company promptly of any change in any of such information until such time as the Investor has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective; and (vii) the Investor has, in connection with its decision to purchase the number of Shares set forth on the signature page hereto, relied only upon the confidential Private Placement Memorandum dated April 23, 2002, the SEC Documents, other publicly available information and the representations and warranties of the Company contained herein. The Investor understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor's investment intent as expressed herein.

     5.2 The Investor acknowledges that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares, in any jurisdiction outside the United States where action for that purpose is required. If the Investor is located or domiciled outside the United States it agrees to comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

     5.3 The Investor hereby covenants with the Company not to make any sale of the Shares without complying with the provisions of this Agreement, including
Section 7.2 hereof and, without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, if applicable, and the Investor acknowledges that the certificates evidencing the Shares will be imprinted with a legend that prohibits their transfer except in accordance with the Securities Act and applicable state securities laws. The Investor acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that, subject to the limitations of Section 7.2, it must suspend the use of the Prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC or until the Company has amended or supplemented such Prospectus.

     5.4 The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws.

     5.5 The Investor will not, prior to the effectiveness of the Registration Statement, sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a "Disposition"), the Common Stock of the Company in violation of the Securities Act, nor will Investor engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in a Disposition of Common Stock of the Company by the Investor or any other person or entity in violation of the Securities Act. Such prohibited hedging or other transactions would include without limitation effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to the Common Stock of the Company or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock of the Company.

     5.6 The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

     5.7 The Investor is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

     5.8 The Investor has not been presented with or solicited by or through any leaflet, public promotional meeting, or television advertisement or, to the Investor's knowledge, with any other form of communication which appeared to the Investor to constitute general solicitation or advertising with respect to the Offering.

     6. Survival of Representations, Warranties and Agreements. Notwithstanding
        ------------------------------------------------------
any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor.

     7. Registration of the Shares; Compliance with the Securities Act.
        --------------------------------------------------------------

     7.1 Registration Procedures and Expenses. The Company shall:
         ------------------------------------

     (a) prepare and file with the SEC, within 30 days after the Closing Date, a registration statement (the "Registration Statement") on Form S-3 to enable the resale of the Registrable Shares (as defined below) by the Investors on a delayed or continuous basis under Rule 415 of the Securities Act, subject to receipt of necessary information from the Investor pursuant to Section 7.4. "Registrable Shares" means (i) all shares of Common Stock purchased in the Offering and (ii) Penalty Shares (as defined below), if any, and any shares of the Company's common stock issued or issuable as a dividend on or in exchange for or otherwise with respect to the foregoing. The offerings made by the Investors participating pursuant to the Registration Statement shall not be underwritten;

     (b) use its best efforts, subject to receipt of necessary information from the Investors pursuant to Section 7.4, to cause the Registration Statement to become effective within 90 days after the Closing Date;

     (c) use commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith and take all such other actions as may be necessary to keep the Registration Statement current and effective for a period (the "Registration Period") not exceeding, with respect to each Investor's Registrable Shares, the earlier of (i) the second anniversary of the Closing Date, (ii) the date on which the Investor may sell all Shares then held by the Investor without restriction by the volume limitations of Rule 144(e)(1)(i) of the Securities Act, or (iii) such time as all Registrable Shares held by such Investor have been sold.

     (d) promptly furnish to the Investor with respect to the Shares registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investor;

     (e) promptly take such action as may be necessary to qualify, or obtain an exemption for, the Registrable Shares under such of the state securities laws of United States jurisdictions as shall be necessary to qualify, or obtain an exemption for, the sale of the Registrable Shares in states specified in writing by the Investor; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

     (f) bear all expenses in connection with the procedures in paragraph (a) through (e) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by the Company with the NASD); (ii) fees and expenses of compliance with federal securities and state "blue sky" or securities laws; (iii) expenses of printing (including printing certificates for the Registrable Securities and Prospectuses), messenger and delivery services;
(iv) all application and filing fees in connection with listing the Registrable Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (v) all fees and disbursements of counsel of the Company and independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance); provided, however, that each Investor shall be responsible for paying the underwriting commissions or brokerage fees, and taxes of any kind (including, without limitation, transfer taxes) applicable to any disposition, sale or transfer of such Investor's Registrable Securities. The Company shall, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, rating agency fees and the fees and expenses of any person, including special experts, retained by the Company;

     (g) advise the Investors, within two business days by e-mail, fax or other type of communication, and, if requested by such person, confirm such advice in writing: (i) after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose, or any other order issued by any state securities commission or other regulatory authority suspending the qualification or exemption from qualification of such Registrable Securities under state securities or "blue sky" laws; and it will promptly use its reasonable best efforts to prevent the issuance of any stop order or other order or to obtain its withdrawal at the earliest possible moment if such stop order or other order should be issued; and
(ii) when the Prospectus or any Prospectus Supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

     (h) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC;

     (i) use commercially reasonable efforts to cause all Registrable Shares to be listed on each securities exchange or market, if any, on which the Common Stock of the Company is then listed; and

     (j) use commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Shares contemplated hereby and to enable the Investors to sell the Shares under Rule 144.

     (k) The Company further agrees that, in the event that the Registration Statement (i) has not been filed with the SEC within 30 days after the Closing Date, (ii) has not been declared effective by the SEC within 90 days after the Closing Date, or (iii) in the event the Investors are unable to sell their Shares solely because the Company has not complied with its obligations in
Section 7.2(b) or (d) below (each such event referred to in clauses (i), (ii) and (iii), a "Registration Default"), for all or part of each 30-day period (a "Penalty Period") during which the Registration Default remains uncured, the Company shall issue or pay, as applicable, to each Investor for each Penalty Period 1% of the aggregate purchase price paid by the Investor for its Shares, payable in validly issued, fully paid and nonassessable shares of Common Stock (valued at the average of the closing price of the Common Stock for the three trading days ending on the last trading day of such Penalty Period) (the "Penalty Shares") or cash, at the option of the Company; provided however, that the Company shall not be liable to the Investor for any Registration Default to the extent that such Registration Default resulted from the Investor's failure to supply information as required by
Section 7.4; and provided further, that if the issuance of Penalty Shares by the Company would result in the Company being required under Nasdaq rules or other applicable rules to obtain the approval of the Company's stockholders, then the Company shall pay cash rather than issue such Penalty Shares to the extent needed to avoid such stockholder approval. The Company shall deliver said shares or cash payment to the Investor by the fifth business day after the end of each such Penalty Period. Notwithstanding anything to the contrary in Section 7.3 or any other provision of this Agreement, the issuance of the Penalty Shares or cash as provided in this Section 7.1(k) shall be the Investor's sole and exclusive remedy in the event of any Registration Default; provided, however, that if the foregoing remedy is deemed unenforceable by a court of competent jurisdiction then the Investor shall have all other remedies available at law or in equity.

     7.2 Transfer of Shares; Suspension.
         ------------------------------

     (a) The Investor agrees that it will not effect any Disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 7.1 and as described below or otherwise in accordance with the Securities Act, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

     (b) Except in the event that paragraph (c) below applies, the Company shall, at all times during the Registration Period, promptly (i) prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 7.2(b)(i); and (iii) inform each Investor that the Company has complied with its obligations in Section 7.2(b)(i) (or that, if the Company has filed a post-effective amendment to the

Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its commercially reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 7.2(b)(i) hereof when the amendment has become effective).

     (c) Subject to paragraph (d) below, so long as the Investor holds any Registrable Shares, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (v) of any event or development, the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interest of the Company; then the Company shall deliver a notice in writing to the Investor (the "Suspension Notice") to the effect of the foregoing (provided that in such notice the Company shall not disclose the contents of such material non-public information to the Investors) and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Registrable Shares pursuant to the Registration Statement (a "Suspension") until the Investor's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus, and the Investor shall not disclose to any third party that such a notice has been given or the contents of the notice. In the event of any Suspension, the Company will use its commercially reasonable efforts, consistent with the best interests of the Company and its stockholders, to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice to the Investor. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this
Section 7.2(c).

     (d) Notwithstanding the foregoing paragraphs of this Section 7.2, the Investor shall not be prohibited from selling Registrable Shares under the Registration Statement as a result of Suspensions on more than two occasions (for two separate events) of not more than 45 days each in any twelve month period.

     (e) Provided that a Suspension is not then in effect, the Investor may sell Registrable Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Shares. Upon receipt of a request therefor, the Company has agreed to provide, at its own expense, an adequate number of current Prospectuses (including documents incorporated by reference therein) to the Investor and to supply copies to any other parties requiring such Prospectuses.

     (f) In the event of a sale of Registrable Shares by the Investor under the Registration Statement, as a condition to the transfer of the Shares on the books of the Company, the Investor shall deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit A, so that the Registrable Shares may be properly transferred.

     7.3 Indemnification. For the purpose of this Section 7.3:
         ---------------

     (i) the term "Selling Stockholder" shall include the Investor and any person controlling such Investor;

     (ii) the term "Registration Statement" shall include any final Prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and

     (iii) the term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement or Prospectus a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (a) The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages, liabilities or expenses to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of, or are based upon any untrue statement of a material fact contained in the Registration Statement or Prospectus, or violation by the Company of the Securities Act, Exchange Act, the rules and regulations thereunder or U.S. state securities or "blue sky" laws, and the Company will promptly reimburse such Selling Stockholder for any reasonable legal or other expenses incurred in investigating, defending or preparing to defend, settling, compromising or paying any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage, liability or expense arises solely out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of such Selling Stockholder to comply with its obligations under Sections 7.2(a), (c) or (e) hereof respecting sale of the Shares (unless, with respect to the Investor's obligation to deliver a Prospectus, the Company has failed to provide a current Prospectus to the Investor) or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investor on a timely basis prior to its use.

     (b) The Investor agrees (severally and not jointly with any other Investor) to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages, liabilities or expenses to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of, or are based upon (i) the Investor's failure to comply with its obligations under Sections 7.2(a), (c) or
(e) hereof (unless, with respect to the Investor's obligation to deliver a Prospectus, the Company has failed to provide a current Prospectus to the Investor), or (ii) any untrue statement of a material fact contained in the Registration Statement if such untrue statement was made in reliance upon and in conformity with written information furnished by the Investor specifically for use in preparation of the Registration Statement, and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend, settling, compromising or paying any such action, proceeding or claim. Notwithstanding the foregoing, (x) the Investor's aggregate liability pursuant to this subsection (b) and subsection (d) shall be limited to the net amount received by the Investor from the sale of the Shares.

     (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7.3 (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this Section 7.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided further, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

     (d) If the indemnification provided for in this Section 7.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Investor shall be required to contribute any amount in excess of the net amount received by the Investor from the sale of the Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investors' obligations in this subsection to contribute are several in proportion to their sales of Shares to which such loss relates and not joint.

     (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.3, and are fully informed regarding said provisions.

     7.4 Information by Investors. The Investor shall provide all such
         ------------------------
information and materials and take all such action as may be required or reasonably requested in order to permit the Company to comply with all applicable requirements of the Securities Act, the Exchange Act, the NASD and Nasdaq, including but not limited to the information requested in the Selling Stockholder Questionnaire attached as Exhibit C hereto and such additional
                                      ---------
information as may be requested by the SEC, the NASD, Nasdaq or any other regulatory authority in connection with the Registration Statement.

     7.5 Rule 144. For a period of two years following the date hereof, the
         --------
Company agrees with each holder of Registrable Shares to:

     (a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company; and

     (b) use its commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements).

     7.6 Termination of Conditions and Obligations. The conditions precedent
         -----------------------------------------
imposed by Section 5 or this Section 7 upon Dispositions of the Registrable Shares by the Investor shall cease and terminate as to any particular number of the Registrable Shares and the restrictive legend shall be removed when such Registrable Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in compliance with the prospectus delivery requirements under the Securities Act and in accordance with the intended method of disposition set forth in the Registration Statement covering such Registrable Shares or at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act (provided that such opinion shall not be required if the Company shall be furnished with written documentation reasonably satisfactory to it that such Registrable Shares are being transferred in a customary transaction exempt from registration under Rule 144 under the Securities Act).

     8. Notices. Except as specifically permitted by Section 7.1(g), all
        -------
notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, and (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be delivered as addressed as follows:

        (a)   if to the Company, to:

                 IMPCO Technologies, Inc.
                 16804 Gridley Place
                 Cerritos, California 90703
                 Attention: Chief Financial Officer
                 Phone (562) 860-6666
                 Telecopy:  (562) 924-8069

              with a copy to:

                 Morrison & Foerster LLP
                 555 West Fifth Street
                 Suite 3500
                 Los Angeles, California 90013
                 Attn:  Jonathan F. Atzen

          Phone: (213) 892-5200
          Telecopy: (213) 892-5454

     (b) if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

          with a copy to:

              Covington & Burling
              One Front Street
              San Francisco, California 94111
              Attn: Andrea Vachss
              Phone: (415) 591-6000
              Telecopy: (415) 591-6091

     9. Changes. This Agreement may not be modified or amended except pursuant
        -------
to an instrument in writing signed by the Company and the Investor.

     10. Headings. The headings of the various sections of this Agreement have
         --------
been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     11. Severability. In case any provision contained in this Agreement should
         ------------
be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     12. Governing Law. This Agreement shall be governed by, and construed in
         -------------
accordance with, the internal laws of the State of California, without giving effect to the principles of conflicts of law.

     13. Entire Agreement. This Agreement constitutes the entire agreement
         ----------------
between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to such subject matter are expressly cancelled.

     14. Finders Fees. Neither the Company nor the Investor nor any affiliate
         ------------
thereof has incurred any obligation which will result in the obligation of the other party to pay any finder's fee or commission in connection with this transaction, except for fees payable by the Company to Adams, Harkness and Hill.

     15. Counterparts. This Agreement may be executed in two or more
         ------------
counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

     16. Successors and Assigns. This Agreement shall inure to the benefit of
         ----------------------
and be binding upon the successors and permitted assigns of the Company and the Investors, including without limitation affiliates of the Investors, subject to the conditions set forth below. With respect to transfers that are not made pursuant to the Registration Statement, the rights and obligations of an Investor under this Agreement shall be automatically assigned by such Investor to any transferee of all or any portion of such Investor's Registrable Shares who is a Permitted Transferee (as defined below); provided, however, that within two business days prior to the transfer, (i) the Company is provided notice of the transfer including the name and address of the transferee and the number of Registrable Shares transferred; and (ii) that such transferee agrees in writing (pursuant to a duly executed instrument in form reasonably satisfactory to the Company) to be bound by the terms of this Agreement and makes the representations and warranties contained in this Agreement. (For purposes of this Agreement, a "Permitted Transferee" shall mean any Person who (a) is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D under the Securities Act and (b) is a transferee of at least 100,000 Registrable Shares as permitted under the securities laws of the United States). Upon any transfer permitted by this Section 16, the Company shall be obligated to such transferee to perform all of its covenants under this Agreement as if such transferee were an Investor.

     17. Expenses. Each of the Company and the Investors shall bear its own
         --------
expenses in connection with the preparation and negotiation of the Agreement, except that the Company shall pay the reasonable fees and expenses of Covington & Burling, counsel to the Investors, which payment shall not exceed $30,000 in the aggregate.

                                    EXHIBIT A
                                    ---------

                         CERTIFICATE OF SUBSEQUENT SALE
                         ------------------------------

Mellon Investor Services LLC
520 Pike Street, Suite 1220
Seattle, Washington 98101
Attention:  Thomas Cooper

IMPCO Technologies, Inc.
16804 Gridley Place
Cerritos, California 90703
Attention:  Chief Financial Officer

    Re: Sale of Shares of Common Stock of IMPCO Technologies, Inc. (the "Company") pursuant to the Company's Prospectus dated _____________ (the "Prospectus")

Ladies and Gentlemen:

     The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Stockholders in the Prospectus, that the undersigned has sold the number of shares of the Company's Common Stock indicated below pursuant to the Prospectus and in a manner described under the caption "Plan of Distribution" in the Prospectus, and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Stockholder (the beneficial owner):_____________________________________

Record Holder (e.g., if held in name of nominee):_______________________________

Restricted Stock Certificate No.(s):____________________________________________

Number of Shares Sold:__________________________________________________________

Date of Sale:___________________________________________________________________

     In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.


                        Very truly yours,

Dated:________________  _______________________________________________________
                        Print Full Legal Name of Selling Stockholder or Nominee

                        By:____________________________________________________

                        Name:__________________________________________________

                        Title:_________________________________________________

                                    EXHIBIT B
                                    ---------

                          SCHEDULE OF EXCEPTIONS TO THE
                            STOCK PURCHASE AGREEMENT
                AND TERMS AND CONDITIONS FOR PURCHASE OF SHARES,
                           DATED AS OF MAY ___, 2002,
                                  BY AND AMONG
                            IMPCO TECHNOLOGIES, INC.
                                       AND
                         THE INVESTORS SIGNATORY THERETO

     The following are exceptions to the representations, warranties, covenants and agreements of IMPCO Technologies, Inc. (the "Company") contained in the
                                                 -------
Stock Purchase Agreement and the Terms and Conditions for Purchase of Shares attached as Annex I thereto, dated as of May ___, 2002 (collectively, the "Agreement"), by and among the Company and the Investors signatory thereto (each
 ---------
an "Investor" and collectively, the "Investors") and should be considered an
    --------                         ---------
integral part of the Agreement. The section numbers in this Schedule of Exceptions correspond to the section numbers in the Agreement, provided, however, that any information disclosed herein or under any section number or in any schedule to the Agreement available to the Investors shall be deemed disclosed and incorporated into any of the sections to which it is related if a reasonable person would determine that the disclosure contained therein contains enough information so as to qualify such other sections. The inclusion of any item hereunder shall not be deemed to be an admission by the Company that such item is material to the business, assets or results of operations of the Company, nor shall it be deemed an admission of any obligation or liability to any third party.

Section 4.1
-----------
                           Subsidiaries of the Company
                           ---------------------------

                                                     Percentage       Jurisdiction
                Subsidiary                          Owned by IMPCO    of Formation
----------------------------------------------------------------------------------
Quantum Fuel Systems Technologies Worldwide, Inc.        100%          Delaware
IMPCO Technologies B.V.                                   51%          Netherlands
Grupo I.M.P.C.O. Mexicano, S. de R.L. de C.V.             90%          Mexico
IMPCO Technologies, Pty. Limited                         100%          Australia
IMPCO Tech Japan K.K                                     100%          Japan
Minda IMPCO Technologies, Ltd.                            60%          India
Minda IMPCO Limited                                       40%          India
IMPCO Fuel Systems (NSW) Pty. Ltd.                        51%          Australia
IMPCO Technologies (SA) Pty. Ltd.                        100%          Australia
IMPCO Technologies (NSW) Pty. Ltd.                       100%          Australia
IMPCO Technologies GmbH                                   51%          Germany
IMPCO Technologies  S.a.r.l                               51%          France
IMPCO Technologies Ltd.                                   51%          U.K.

                                    EXHIBIT C
                                    ---------

                        Selling Stockholder Questionnaire
                        ---------------------------------